Exhibit 10.4
SOLAR ENERTECH CORP.
NOTICE OF GRANT OF STOCK OPTION
(For Participants Resident in The Peoples Republic of China)
The Participant has been granted an option (the “Option”) to purchase certain shares of Stock of Solar EnerTech Corp. pursuant to the Solar EnerTech Corp. 2007 Equity Incentive Plan (the “Plan”), as follows:

Participant:	Employee ID:

Date of Grant:

Number of Option Shares:

Exercise Price Per Share:	$

Vesting Commencement Date:

Option Expiration Date:	The tenth anniversary of the Date of Grant.

Vested Shares:	Except as provided in the Stock Option Agreement and provided the Participant’s Service has not terminated prior to the applicable date, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio
	Prior to first anniversary of Vesting Commencement Date	0

	On first anniversary of Vesting Commencement Date (the “Initial Vesting Date”)	1/4

Plus

	For each additional full month of Participant’s Service from Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/48

Local Law:	The laws, rules and regulations of The Peoples Republic of China, of which the Participant is a resident.
By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

SOLAR ENERTECH CORP.	PARTICIPANT

By:

Signature

Its:

Date

Address:

Address

ATTACHMENTS:	2007 Equity Incentive Plan, as amended to the Date of Grant; Stock Option Agreement and Exercise Notice

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD IN THE U.S. OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) (AS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933). THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, A DISPOSITION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, RULE 144, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY STATE AND APPLICABLE FOREIGN SECURITIES LAWS.
HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933.
THE OPTION ACQUIRED PURSUANT TO THIS AGREEMENT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
SOLAR ENERTECH CORP.
STOCK OPTION AGREEMENT
(For Participants Resident in The Peoples Republic of China)
     Solar Enertech Corp. has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Solar Enertech Corp. 2007 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Option Agreement and the Plan, (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Option Agreement or the Plan.

     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Certain Conditions of the Option.
          2.1 Compliance with Local Law. The Participant agrees that the Participant will not acquire shares pursuant to the Option or transfer, assign, sell or otherwise deal with such shares except in compliance with the laws and regulations of the People’s Republic of China (“Local Law”).
          2.2 Employment Conditions. In accepting the Option, the Participant acknowledges that:
               (a) Any notice period mandated under Local Law shall not be treated as Service for the purpose of determining the vesting of the Option; and the Participant’s right to exercise the Option after termination of Service, if any, will be measured by the date of termination of the Participant’s active Service and will not be extended by any notice period mandated under Local Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Option Agreement.
               (c) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.
               (d) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.
               (e) The Participant’s participation in the Plan shall not create a right to further Service with any Participating Company and shall not interfere with the ability of any Participating Company to terminate the Participant’s Service at any time, with or without cause.
               (f) The Participant is voluntarily participating in the Plan.

               (g) The Option is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to any Participating Company, and which is outside the scope of the Participant’s employment contract, if any.
               (h) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (i) In the event that the Participant is not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Option grant will not be interpreted to form an employment contract with any other Participating Company.
               (j) The future value of the underlying shares is unknown and cannot be predicted with certainty. If the underlying shares do not increase in value, the Option will have no value. If the Participant exercises the Option and obtains shares, the value of those shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.
               (k) No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or shares purchased through exercise of the Option resulting from termination of the Participant’s Service (for any reason whether or not in breach of Local Law) and the Participant irrevocably releases the Company and each other Participating Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Option Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.
          2.3 Data Privacy Consent.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the members of the Participating Company Group for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that the Participating Company Group holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any shares acquired upon exercise of the Option. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.
     3. Administration.
          All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Option as provided by the Plan. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     4. Exercise of the Option.
          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
          4.2 Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
          4.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) provided that at the time of exercise, the offer and sale of shares of Stock pursuant to the Plan is registered on a then effective registration statement on Form S-8 under the Securities Act, solely by means of a Cashless Exercise, as defined in Section 4.3(b)(i), or (ii) at any other time, solely by means of a Net Exercise, as defined in Section 4.3(b)(ii).
               (b) Limitations on Forms of Consideration.
                    (i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company and with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System.
                    (ii) Net Exercise. A “Net Exercise” means a procedure by which the Participant will be issued a number of whole shares of Stock upon the exercise of an Option determined in accordance with the following formula:
                    N = X(A-B)/A, where
“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)
          4.4 Tax Withholding. Regardless of any action taken by the Company or any other Participating Company with respect to any or all income tax, social insurance, payroll tax,

payment on account or other tax-related withholding (the “Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations legally due by the Participant is and remains the Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of shares acquired pursuant to such exercise, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate the Participant’s liability for Tax Obligations. At the time of exercise of the Option, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any other Participating Company. In this regard, at the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company or any other Participating Company, the Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Participating Company which arise in connection with the Option. Alternatively, or in addition, if permissible under applicable law, including Local Law, the Company or any other Participating Company may (i) sell or arrange for the sale of shares acquired by the Participant to satisfy the Tax Obligations, and/or (ii) withhold in shares, provided that only the amount of shares necessary to satisfy the minimum withholding amount required by applicable law, including Local Law, is withheld. Finally, the Participant shall pay to the Company or any other Participating Company any amount of the Tax Obligations that any such company may be required to withhold as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have no obligation to process the exercise of the Option or to deliver shares until the Tax Obligations as described in this Section have been satisfied by the Participant.
          4.5 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of United States federal or state or Local Law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE

SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
     5. Nontransferability of the Option.
          During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
     6. Termination of the Option.
          The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.
     7. Effect of Termination of Service.
          7.1 Option Exercisability. The Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.
               (a) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
               (c) Termination for Cause. If the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
               (d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
          7.2 Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6 or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.
     8. Effect of Change in Control.
          In the event of a Change in Control, except to the extent that the Committee determines to cash out the Option in accordance with Section 10.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control.
     9. Adjustments for Changes in Capital Structure.
          Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The Committee in its sole discretion, may also make such adjustments in the terms of the Option to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. All adjustments pursuant to this Section shall be determined by the Committee, and its determination shall be final, binding and conclusive.
     10. Rights as a Stockholder, Director, Employee or Consultant.
          The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.
     11. Representations and Warranties.
          In connection with the receipt of the Option and any acquisition of shares upon the exercise thereof (collectively, the “Securities”), the Participant hereby agrees, represents and warrants as follows:

          11.1 Investment Intent. The Participant is acquiring the Securities solely for the Participant’s own account for investment and not with a view to or for sale in connection with any distribution of the Securities or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. The Participant further represents that the entire legal and beneficial interest of the Securities is being acquired, and will be held, for the account and benefit of the Participant only and neither in whole nor in part for any other person.
          11.2 Absence of Solicitation. The Participant was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or similar communications media, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
          11.3 Residence / Not a U.S. Person. The Participant’s principal residence is located at the address indicated beneath the Participant’s signature on the Grant Notice. The Participant is not a U.S. person (as defined in Regulation S promulgated under the Securities Act), and the Option will not be exercised on behalf of, for the benefit of, or for the account of a U.S. person.
          11.4 No Exercise within the United States. The Option may not be exercised within the United States, and the Securities may not be delivered within the United States upon exercise, unless registered under the Securities Act or an exemption from such registration is available.
          11.5 Information Concerning the Company. The Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant further represents and warrants that the Participant has discussed the Company and its plans, operations and financial condition with its Officers, has received all such information as the Participant deems necessary and appropriate to enable the Participant to evaluate the financial risk inherent in acquiring the Securities and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.
          11.6 Economic Risk. The Participant realizes that his acquisition of the Securities will be a highly speculative investment and that the Participant is able, without impairing his or her financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss on the Participant’s investment.
          11.7 Capacity to Protect Interests. The Participant has (i) a preexisting personal or business relationship with the Company or any of its Officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Participant to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Participant capable of evaluating the merits and risks of an investment in the Securities and to protect the Participant’s own interests in the transaction, or (iii) both such relationship and such knowledge and experience.
          11.8 Restricted Securities. The Participant understands and acknowledges that:
               (a) The issuance of the Securities to the Participant has not been registered under the Securities Act, and the Securities must be held indefinitely unless a transfer of the Securities is subsequently registered under the Securities Act, the transfer or sale of the securities is in accordance with Regulation S promulgated under the Securities Act or Rule 144 promulgated under the Securities Act or another exemption from such registration is available.
               (b) The Company is under no obligation to register the Securities.
               (c) The Participant hereby agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.
               (d) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.
          11.9 Disposition Under Rule 144. The Participant understands that any shares acquired upon exercise of the Option will be restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of acquisition of the shares, and even then will not be available unless (a) a public trading market then exists for the Common Stock of the Company, (b) adequate information concerning the Company is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the shares may be made only in limited amounts in accordance with such terms and conditions. There can be no assurance that the requirements of Rule 144 will be met, or that the shares will ever be salable.
          11.10 Further Limitations on Disposition. Without in any way limiting the Participant’s representations and warranties set forth above, the Participant further agrees that the Participant will in no event make any disposition of all or any portion of any shares which the Participant acquires upon exercise of the Option unless:
               (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or
               (b) The Participant will have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

                    (i) The Participant will have furnished the Company with an opinion of the Participant’s own counsel to the effect that such disposition will not require registration of such shares under the Securities Act or any state and applicable foreign securities laws, and such opinion of the Participant’s counsel will have been concurred in by counsel for the Company and the Company will have advised the Participant of such concurrence; or
                    (ii) The disposition is made in compliance with Rule 144 or Regulation S after the Participant has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Participant.
               11.11 Reliance by Company. The Participant understands that the Option and any shares acquired upon exercise of the Option have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s representations as expressed herein. The Participant understands that the Company is relying on the Participant’s representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.
     12. Legends.
          12.1 The Company may at any time place legends referencing any applicable federal, state or foreign securities law, including Local Law, restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section.
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, TRANSFERRED, ASSIGNED, HYPOTHECATED OR SOLD IN THE U.S. OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) (AS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933), UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH REGULATION S OR RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR ANY STATE AND APPLICABLE FOREIGN SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933.”
          12.2 The Participant is hereby on notice that the Company may refuse to register on the books of the Company (or on the records of a duly authorized transfer agent of the

Company) any transfer, sale, assignment or hypothecation of the Securities not made in accordance with (i) registration under the Securities Act (ii) pursuant to Regulation S under the Securities Act, (iii) Rule 144 under the Securities Act or (iv) another available exemption from registration under the Securities Act.
     13. Miscellaneous Provisions.
          13.1 Termination or Amendment. The Committee may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.
          13.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
          13.3 Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.
          13.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and the delivery of the Grant Notice and Exercise

Notice, as described in Section 13.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.4(a).
          13.5 Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with any the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
          13.6 Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties as evidenced by this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Santa Clara, California, or the federal courts of the United States for the Northern District of California, and no other courts, where this Option Agreement is made and/or performed.
          13.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Participant:
Date:
STOCK OPTION EXERCISE NOTICE
Solar Enertech Corp.
Attention: Stock Administration
Ladies and Gentlemen:
     1. Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Solar Enertech Corp. (the “Company”) pursuant to the Company’s 2007 Equity Incentive Plan (the “Plan”), my Notice of Grant of Stock Option (the “Grant Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows:

Date of Grant:

Number of Option Shares:

Exercise Price per Share:	$
     2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share)	$
     3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

TM Cashless Exercise:	Contact Plan Administrator

TM Net Exercise:	Contact Plan Administrator
     4. Tax Withholding. I authorize payroll withholding and otherwise will make adequate provision for the Tax Obligations, as described in the Option Agreement. I elect to pay the Tax Obligations, if any, as follows:
(Contact Plan Administrator for amount of tax due.)

TM Check:	$

TM Payroll Withholding:	Contact Plan Administrator

TM Cashless Exercise:	Contact Plan Administrator

TM Share Withholding:	Contact Plan Administrator

     5. Participant Information.

My address is:

My Tax Identification Number is:

     6. Not a U.S. Person. I certify that I am not a U.S. person (as defined in Regulation S promulgated under the Securities Act of 1933, as amended) and the Option is not being exercised on behalf of a U.S. person.
     7. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

Very truly yours,

(Signature)

Receipt of the above is hereby acknowledged.

SOLAR ENERTECH CORP.

By:

Title:

Dated:

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